Exhibit 10

              Change in Control Agreements with Executive Officers

                         WASHINGTON TRUST BANCORP, INC.
                                 23 BROAD STREET
                          WESTERLY, RHODE ISLAND 02891


In the second quarter of 1999, the Registrant entered into a Change of Control Agreement with one of its executive officers. The form of Agreement, filed as
Exhibit 10 to the Registrant's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1999, contains blanks where the term of the Agreement and the multiple of the executive's base amount provided under the Agreement vary for certain executives. The executive officer who entered into the Agreement, the term of the Agreement and the multiple of the executive's base amount provided under the Agreement are listed in the following chart:



                                Term of Agreement       Number Times Base Amount
Executive Officer             (Sections 3, 4 and 13)          (Section 5 a)
----------------------------- ---------------------- ---------------------------

John F. Treanor
President and Chief
Operating Officer                      1 year                     2 times



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